Exhibit 99.1

PRESS RELEASE

VCG Holding Corp (ticker: PTT, exchange: AMEX) News Release

August 26, 2005

VCG Holding Corp Awarded Nightclub Chain of the Year by Leading Industry Publication

DENVER—(BUSINESS WIRE)—August 26, 2005—VCG Holding Corp. (AMEX: PTT),

VCG Holding Corp. (VCG), a leading owner, operator and consolidator of adult nightclubs, announced today that its PT’s Showclub brand nightclub chain was awarded Nightclub Chain of the Year by Exotic Dancer magazine, an industry publication focused on the management of adult entertainment facilities, at the 13th Annual Gentlemen’s Club Owners Expo. This most prestigous award, now in its 13th year, honors management teams that have built sound, successful businesses out of a combination of hard work, innovation, savvy marketing and other unique characteristics that separate them from their competition. VCG was selected over a number of other well respected nightclub chains including Christies Cabaret, DejaVu, Scores and Spearamint Rhino among others. VCG owns or manages seven PT’s nightclubs throughout the US.

Troy Lowrie, VCG’s Chief Executive Officer, commented: “This is the highest honor that our Company could receive from our industry. I believe that this award is a reflection of the ability of IEC, our subsidiary that manages our nightclubs, to provide customers with a superior entertainment experience. It is also an affirmation that our strategy to target the maximum number of clientele by segmenting a geographic market with our three brands, PT’s Showclub, Penthouse and Diamond Cabaret, is highly successful.”

About VCG Holding Corp

VCG Holding Corp. is an owner, operator and consolidator of adult nightclubs throughout the United States. The Company currently owns six adult nightclubs, one upscale dance lounge and operates seven other adult nightclubs under management agreements. The owned and managed clubs are located in Indianapolis, St. Louis, Denver, Phoenix, and Louisville.

Forward-looking statements

Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: failure of facts to conform to necessary management estimates and assumptions; the Company’s ability to identify and secure suitable locations for new nightclubs on acceptable terms, open the anticipated number of new nightclubs on time and within budget, achieve anticipated rates of same-store sales, hire and train additional nightclub personnel and integrate new nightclubs into its operations; the continued implementation of the Company’s business discipline over a large nightclub base; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; changes in customer spending patterns; the impact of any negative publicity or public attitudes; competitive pressures from other national and regional nightclub chains; business conditions, such as inflation or a recession, or other negative effect on nightclub patterns, or some other negative effect on the economy, in general, including (without limitation) growth in the nightclub industry and the general economy; changes in monetary and fiscal policies, laws and regulations; war, insurrection and/or terrorist attacks on United States soil; and other risks identified from time to time in the Company’s SEC reports, including the Annual Report on Form 10-KSB for 2004, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Contact:

Troy H. Lowrie, CEO

Micheal Ocello, President

Donald W Prosser, CFO

VCG Holding Corporation

390 Union Blvd, Suite 540

Lakewood, Colorado 80228

Telephone	303.934.2424
Facsimile	303-922.0746
Email:	tlowrie@vcgh.com
dprosser@vcgh.com
mocello@vcgh.com